Related Party Transactions	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Related Party Transactions

14. Related Party Transactions

On March 20, 2024, the Company entered into an interim agreement with Icon Clinical Research Limited, or ICON, for services related to an open-label, multi-centre Phase I/IIa study evaluating the safety and clinical activity of neoantigen reactive T cells in patients with advanced Non-Small Cell Lung Cancer. One of the non-executive directors of the Company is a non-executive director of ICON. The fees per the agreement are $0.4 million. For the three and six month periods ended June 30, 2024, $0.2 million paid to ICON and was recorded in research and development in the Condensed Consolidated Statement of Operations and Comprehensive Loss. As of June 30, 2024, $0.1 million was due to ICON and was recorded in accrued expenses and other current liabilities in the Condensed Consolidated Balance Sheets.